SUPPLEMENT DATED JANUARY 8, 2002
                      TO THE PROSPECTUS OF INVESTEC FUNDS
                             DATED APRIL 26, 2001

I. On December 27, 2001, shareholders of Asia Small Cap Fund approved a proposed change in the Fund's fundamental investment objective. A result of this change and changes in the Fund 's non-fundamental investment policies (see II below) is the renaming of the Investec Asia Small Cap Fund to "Investec Asia Focus Fund."

II.   Investec Asia Focus Fund:

      (a)   References to Asia Small Cap Fund should be read as Asia Focus
            Fund.

      (b) The "Investment objective" section on page 7 is replaced with the following:

                  The Fund's investment objective is long-term capital appreciation.

      (c) The first paragraph of the "Investment Strategies" section on page 7 is replaced with the following:

                        The Investec Asia Focus Fund intends to invest at
                  least 65% of its total assets in equities of Asian companies. The Fund considers an issuer of securities to be an Asian Company if: (i) it is organized under the laws of a country in Asia and has a principal office in a country in Asia (ii) it derives a significant portion (i.e., 50% or more) of its total revenues from business in Asia; or (iii) its equity securities are traded principally on a stock exchange in Asia or in an over-the-counter market in Asia.

      (d) The second paragraph of the "Investment Strategies" section on page 7 is amended by adding New Zealand to the list of different countries in which the Fund may invest.

            Please keep this supplement for future reference.